Exhibit 4.1
REGISTRATION RIGHTS AGREEMENT
     THIS REGISTRATION RIGHTS AGREEMENT (the “Agreement”) is made as of November 15, 2007, by and among Hansen Medical, Inc., a Delaware corporation (the “Company”), and the investors listed on Schedule A hereto, each of which is herein referred to as an “Investor”.
RECITALS
     WHEREAS, the Company, Redwood Merger Subsidiary, Inc., a Delaware corporation and a wholly-owned subsidiary of the Company (“Merger Sub”), Second Redwood Merger Subsidiary, Inc., a Delaware corporation and a wholly-owned, first tier subsidiary of the Company, Aortx, Inc., a Delaware corporation and David Forster and Louis Cannon, as Stockholders’ Representatives, have entered into an Agreement and Plan of Merger and Reorganization (the “Merger Agreement”); and
     WHEREAS, pursuant to the Merger Agreement, each of the Investors will be issued shares of the Company’s Common Stock as consideration thereunder upon and following the Effective Time (as defined therein), and it is a condition to such Investors acceptance of such shares of Common Stock as a form of consideration thereunder that the Company enter into this Agreement with the Investors with respect to the Company’s registration of such shares of Common Stock for resale under the Act (as defined below) upon and subject to the terms and conditions set forth herein.
     NOW, THEREFORE, FOR GOOD AND VALUABLE CONSIDERATION, THE PARTIES HEREBY AGREE AS FOLLOWS:
     1. Registration Rights. The Company covenants and agrees as follows:
          1.1 Definitions. For purposes of this Section 1:
               (a) The term “Act” means the Securities Act of 1933, as amended.
               (b) The term “Common Stock” means the Company’s Common Stock.
               (c) The term “Form S-3” means such form under the Act as in effect on the date hereof or any registration form under the Act subsequently adopted by the SEC that permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC, or, if the Company is not then qualified to use Form S-3, Form S-1 or such successor or other appropriate form.
               (d) The term “Holder” means any person owning or having the right to acquire Registrable Securities or any assignee thereof in accordance with Section 1.9 hereof.

               (e) The term “1934 Act” means the Securities Exchange Act of 1934, as amended.
               (f) The terms “register,” “registered,” and “registration” refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Act, and the declaration or ordering of effectiveness of such registration statement or document.
               (g) The term “Registrable Securities” means any shares of the Company’s Common Stock issued pursuant to the Merger Agreement and any shares of the Company’s Common Stock issued to any Holder with respect to any Registrable Securities by way of stock dividend or stock split, or in connection with a combination, recapitalization, reorganization, merger or consolidation of the Company.
               (h) The term “Rule 144” shall mean Rule 144 under the Act.
               (i) The term “Rule 144(k)” shall mean subsection (k) of Rule 144 under the Act.
               (j) The term “SEC” shall mean the Securities and Exchange Commission.
               (k) Any defined terms not otherwise defined herein shall have the meanings assigned to them in the Merger Agreement.
          1.2 Form S-3 Registration.
               (a) Initial Consideration. The Company shall use its commercially reasonable efforts to prepare and file with the SEC a registration statement on Form S-3 (a “Registration Statement”) under the Securities Act with respect to the Registrable Securities issued to the Investors as Initial Consideration pursuant to the Merger Agreement, and to cause such Registration Statement to be declared effective by the SEC no later than January 31, 2008. The Company shall deliver to each holder of Registrable Securities so issued, including any permitted transferees reflected in the stockholder records of the Company (each, a “Holder”), in writing at the address set forth in the stockholder records of the Company, notice that such Registration Statement has been declared effective by the SEC within two (2) Business Days following such declaration by the SEC.
               (b) Milestone Consideration. On or before the date that is forty five (45) days after each date upon which the Company issues Registrable Securities to the Investors as Milestone Consideration, the Company shall use its commercially reasonable efforts to prepare and file with the SEC a Registration Statement under the Securities Act with respect to the Registrable Securities issued to the Investors as Milestone Consideration pursuant to the Merger Agreement, and to cause such Registration Statement to be declared effective by the SEC within such forty five (45) day period. The Company shall deliver to each Holder, in writing at the address set forth in the stockholder records of the Company, notice that such Registration Statement has been declared effective by the SEC within two (2) Business Days following such declaration by the SEC.

          1.3 Obligations of the Company. Whenever required under this Section 1 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:
               (a) Keep such Registration Statement effective until the earlier of (i) two (2) years following the date of the effectiveness of such Registration Statement, and (ii) the date that all remaining outstanding Registrable Securities can be sold pursuant to Rule 144 under the Securities Act (the “Registration Effective Period”);
               (b) prepare and file with the SEC such amendments and supplements to such Registration Statement and the prospectus used in connection with such Registration Statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such Registration Statement;
               (c) furnish to the Holders such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them;
               (d) use all commercially reasonable efforts to register and qualify the securities covered by such Registration Statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions;
               (e) notify each Holder of Registrable Securities covered by such Registration Statement at any time when a prospectus relating thereto is required to be delivered under the Act of the happening of any event as a result of which the prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;
               (f) cause all such Registrable Securities registered pursuant to this Section 1 to be listed on each securities exchange and trading system on which similar securities issued by the Company are then listed; and
               (g) provide a transfer agent and registrar for all Registrable Securities registered pursuant to this Agreement and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.
     Notwithstanding the provisions of this Section 1, the Company shall be entitled to postpone or suspend, for a reasonable period of time, the trading under, any Registration Statement whenever, and only for so long as, in the reasonable judgment of the Company after consultation with counsel there is in existence material undisclosed information or events with respect to the Company (the “Suspension Right”). The Company will notify each Holder in writing at least two (2) business days in advance of the Company’s initiation of such Suspension Right. In the event the Company exercises the Suspension Right, such suspension will continue only for the period of time reasonably necessary for disclosure to occur at a time that is not materially detrimental to the Company and its stockholders or until such time as the information or event is no longer material, each as determined in good faith by the Company (the “Suspension Period”). The Company will notify each Holder in writing within two (2) business days following the Company’s termination of any Suspension Period. The Registration Effective Period shall be extended by the total number of days as to which the Suspension Right is in effect. The Suspension Right shall not be invoked during any period when officers or directors of the Company are permitted to trade in the Company’s stock.
          1.4 Information from Holder. In connection with the registration of the Registrable Securities pursuant to each Registration Statement pursuant to Section 1 hereof, each Holder shall provide the Company with such information as may be required by Section 507 of Regulation S-K of the Securities Act, together with whatever confirmations, information requests, certificates or consents as may reasonably be requested by the Company.
          1.5 Expenses of Registration. All expenses, including (without limitation) all registration, filing and qualification fees, printers’ and accounting fees, fees and disbursements of counsel for the Company and the reasonable fees and disbursements of one counsel for the selling Holders (not to exceed $25,000 with respect to any one (1) Registration Statement) shall be borne by the Company.
          1.6 Indemnification. In the event any Registrable Securities are included in a Registration Statement under this Section 1:
               (a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, the partners, officers, directors and stockholders of each Holder, legal counsel and accountants for each Holder, any underwriter (as defined in the Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Act or the 1934 Act, against any losses, claims, damages or liabilities (joint or several) to which they may become subject under the Act, the 1934 Act, any state securities laws or any rule or regulation promulgated under the Act, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a “Violation”): (i) any untrue statement or alleged untrue statement of a material fact contained in such Registration Statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state in such Registration Statement a material fact required to be stated therein, or necessary to make the statements therein not misleading or (iii) any violation or alleged violation by the Company of the Act, the 1934 Act, any state securities laws or any rule or regulation promulgated under the Act, the 1934 Act or any state securities laws, and the Company will reimburse each such Holder, underwriter, controlling person or other aforementioned person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the indemnity agreement contained in this subsection l.6(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation that occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, underwriter, controlling person or other aforementioned person; provided further, however, that the foregoing indemnity agreement with respect to any preliminary prospectus shall not inure to the benefit of any Holder or underwriter or other aforementioned person, or any person controlling such Holder or underwriter, from whom the person asserting any such losses, claims, damages or liabilities purchased shares in the offering, if a copy of the most current prospectus was not sent or given by or on behalf of such Holder or underwriter or other aforementioned person to such person, if required by law to have been so delivered, at or prior to the written confirmation of the sale of the shares to such person, and if the prospectus (as so amended or supplemented) would have cured the defect giving rise to such loss, claim, damage or liability.
               (b) To the extent permitted by law, each selling Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the Registration Statement, each person, if any, who controls the Company within the meaning of the Act, legal counsel and accountants for the Company, any underwriter, any other Holder selling securities in such Registration Statement and any controlling person of any such underwriter or other Holder, against any losses, claims, damages or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Act, the 1934 Act, any state securities laws or any rule or regulation promulgated under the Act, the 1934 Act or any state securities laws, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will reimburse any person intended to be indemnified pursuant to this subsection l.6(b) for any legal or other expenses reasonably incurred by such person in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the indemnity agreement contained in this subsection l.6(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder (which consent shall not be unreasonably withheld), and provided that in no event shall any indemnity under this subsection l.6(b) exceed the net proceeds from the offering received by such Holder except in the case of fraud or willful misrepresentation by such Holder.
               (c) Promptly after receipt by an indemnified party under this Section 1.6 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 1.6, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties that may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 1.6, but the omission to so deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 1.6.
               (d) If the indemnification provided for in this Section 1.6 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and the indemnified party on the other hand in connection with the statements or omissions that resulted in such loss, liability, claim, damage or expense, as well as any other relevant equitable considerations; provided, however, that no contribution by any Holder, when combined with any amounts paid by such Holder pursuant to Section 1.6(b), shall exceed the net proceeds from the offering received by such Holder except in the case of fraud or willful misrepresentation by such Holder. The relative fault of the indemnifying party and the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.
               (e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.
               (f) The obligations of the Company and Holders under this Section 1.6 shall survive the completion of any offering of Registrable Securities in a Registration Statement under this Section 1 and otherwise.
          1.7 Reports Under the 1934 Act. With a view to making available to the Holders the benefits of Rule 144 and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to:
               (a) make and keep public information available, as those terms are understood and defined in Rule 144, at all times after the date of this Agreement;
               (b) file with the SEC in a timely manner all reports and other documents required of the Company under the Act and the 1934 Act; and
               (c) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144 (at any time after ninety (90) days after the effective date of the first registration statement filed by the Company), the Act and the 1934 Act (at any time after it has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested to avail any Holder of any rule or regulation of the SEC that permits the selling of any such securities without registration or pursuant to such form.
          1.8 Assignment of Registration Rights. The rights granted to the Investors under this Agreement shall not be assigned to any other party.
     2. Miscellaneous.
          2.1 Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including transferees of any shares of Registrable Securities). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.
          2.2 Governing Law. This Agreement shall be governed by and construed under the laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California.
          2.3 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
          2.4 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.
          2.5 Notices. All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified, (ii) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient; if not, then on the next business day, (iii) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (iv) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the respective parties at the addresses set forth on the signature pages attached hereto (or at such other addresses as shall be specified by notice given in accordance with this Section 2.5).
          2.6 Expenses. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys’ fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

          2.7 Entire Agreement; Amendments and Waivers. This Agreement (including the Exhibits hereto, if any) constitutes the full and entire understanding and agreement among the parties with regard to the subjects hereof and thereof. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company and the holders of a majority of the Registrable Securities. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any Registrable Securities, each future holder of all such Registrable Securities, and the Company.
          2.8 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision(s) shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision(s) were so excluded and shall be enforceable in accordance with its terms.
          2.9 Aggregation of Stock. All shares of Registrable Securities held or acquired by affiliated entities (including affiliated venture capital funds) or persons shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.
(Remainder of Page Intentionally Left Blank)

     IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first above written.

HANSEN MEDICAL, INC.

/s/ Fred Moll

	By:	Fred Moll

Name:

	Title:	CEO

Address:

INVESTOR:

By:

Name:

Title:

Address:

     IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first above written.

HANSEN MEDICAL, INC.

By:

Name:

Title:

Address:

INVESTOR:

	By:	/s/ Thomas Afzal

	Name:	Thomas Afzal

Title:

Address:

     IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first above written.

HANSEN MEDICAL, INC.

By:

Name:

Title:

Address:

INVESTOR:

	By:	/s/ Greg W. Stone

	Name:	Greg W. Stone

Title:

Address:

     IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first above written.

HANSEN MEDICAL, INC.

By:

Name:

Title:

Address:

INVESTOR:

	By:	/s/ Kemal Schankareli

	Name:	Kemal Schankareli

Title:

Address:

     IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first above written.

HANSEN MEDICAL, INC.

By:

Name:

Title:

Address:

INVESTOR:

	By:	/s/ France Dixon Helfer

	Name:	France Dixon Helfer

Title:

Address:

     IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first above written.

HANSEN MEDICAL, INC.

By:

Name:

Title:

Address:

INVESTOR:

	By:	/s/ John Lonergan

	Name:	John Lonergan

Title:

Address:

     IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first above written.

HANSEN MEDICAL, INC.

By:

Name:

Title:

Address:

INVESTOR:

	By:	/s/ Ji Zhang

	Name:	Ji Zhang

Title:

Address:

     IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first above written.

HANSEN MEDICAL, INC.

By:

Name:

Title:

Address:

INVESTOR:

	By:	/s/ Christopher Gross

	Name:	Christopher Gross

Title:

Address:

     IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first above written.

HANSEN MEDICAL, INC.

By:

Name:

Title:

Address:

INVESTOR:

	By:	/s/ Jeff Christian

	Name:	Jeff Christian

Title:

Address:

     IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first above written.

HANSEN MEDICAL, INC.

By:

Name:

Title:

Address:

INVESTOR:

	By:	/s/ William O’Neill

	Name:	William O’Neill

Title:

Address:

          IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first above written.

HANSEN MEDICAL, INC.

By:

Name:

Title:

Address:

INVESTOR:

	By:	/s/ George Caffell

	Name:	George Caffell

Title:

Address:

          IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first above written.

HANSEN MEDICAL, INC.

By:

Name:

Title:

Address:

INVESTOR:

	By:	/s/ William F. Fearon

	Name:	William F. Fearon

Title:

Address:

          IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first above written.

HANSEN MEDICAL, INC.

By:

Name:

Title:

Address:

INVESTOR:

JAIC-Henson MedFocus Accelerator Fund, LLC

	By:	/s/ Jeff Valko

	Name:	Jeff Valko

	Title:	Manager

Address:

          IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first above written.

HANSEN MEDICAL, INC.

By:

Name:

Title:

Address:

INVESTOR:

JAIC-Henson MedFocus Fund II, LLC

	By:	/s/ Jeff Valko

	Name:	Jeff Valko

	Title:	Manager

Address:

          IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first above written.

HANSEN MEDICAL, INC.

By:

Name:

Title:

Address:

INVESTOR:

HBM-MedFocus, LLC

	By:	/s/ Jeff Valko

	Name:	Jeff Valko

	Title:	Manager

Address:

          IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first above written.

HANSEN MEDICAL, INC.

By:

Name:

Title:

Address:

INVESTOR:

	By:	/s/ Jeffrey J. Valko

	Name:	Jeffrey J. Valko

Title:

Address:

          IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first above written.

HANSEN MEDICAL, INC.

By:

Name:

Title:

Address:

INVESTOR:

	By:	/s/ Daniel Murray

	Name:	Daniel Murray

Title:

Address:

          IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first above written.

HANSEN MEDICAL, INC.

By:

Name:

Title:

Address:

INVESTOR:

	By:	/s/ Yen Liao

	Name:	Yen Liao

Title:

Address:

          IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first above written.

HANSEN MEDICAL, INC.

By:

Name:

Title:

Address:

INVESTOR:

	By:	/s/ David C. Forster

	Name:	David C. Forster

Title:

Address:

          IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first above written.

HANSEN MEDICAL, INC.

By:

Name:

Title:

Address:

INVESTOR:

	By:	/s/ Robert J. Chin

	Name:	Robert J. Chin

Title:

Address:

          IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first above written.

HANSEN MEDICAL, INC.

By:

Name:

Title:

Address:

INVESTOR:

Bio-Star Private Equity Fund FP, LLC

	By:	/s/ Louis A. Cannon, M.D.

	Name:	Louis A. Cannon, M.D.

Title:

Address:

          IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first above written.

HANSEN MEDICAL, INC.

By:

Name:

Title:

Address:

INVESTOR:

Bio-Star Private Equity Fund, LLC

	By:	/s/ Louis A. Cannon, M.D.

	Name:	Louis A. Cannon, M.D.

Title:

Address:

          IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first above written.

HANSEN MEDICAL, INC.

By:

Name:

Title:

Address:

INVESTOR:

	By:	/s/ Kenton J. Zehr

	Name:	Kenton J. Zehr

Title:

Address:

          IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first above written.

HANSEN MEDICAL, INC.

By:

Name:

Title:

Address:

INVESTOR:

	By:	/s/ Geoff Dillon

	Name:	Geoff Dillon

Title:

Address:

          IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first above written.

HANSEN MEDICAL, INC.

By:

Name:

Title:

Address:

INVESTOR:

	By:	/s/ Alex T. Roth

	Name:	Alex T. Roth

Title:

Address:

          IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first above written.

HANSEN MEDICAL, INC.

By:

Name:

Title:

Address:

INVESTOR:

	By:	/s/ Mark Reisman

	Name:	Mark Reisman

Title:

Address:

          IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first above written.

HANSEN MEDICAL, INC.

By:

Name:

Title:

Address:

INVESTOR:

	By:	/s/ James J. Leftwich

	Name:	James J. Leftwich

Title:

Address:

          IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first above written.

HANSEN MEDICAL, INC.

By:

Name:

Title:

Address:

INVESTOR:

Fitz Partners, L.P.

	By:	/s/ Peter Fitzgerald

	Name:	Peter Fitzgerald

Title:

Address:

          IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first above written.

HANSEN MEDICAL, INC.

By:

Name:

Title:

Address:

INVESTOR:

	By:	/s/ Peter Fitzgerald

	Name:	Peter Fitzgerald
Title:

Address:

          IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first above written.

HANSEN MEDICAL, INC.

By:

Name:

Title:

Address:

INVESTOR:

WS Investment Company, LLC (2004A)

	By:	/s/ J. Casey McGlynn
	Name:	J. Casey McGlynn
	Title:	Member

Address:

          IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first above written.

HANSEN MEDICAL, INC.

By:

Name:

Title:

Address:

INVESTOR:

WS Investment Company, LLC (2004D)

	By:	/s/ J. Casey McGlynn
	Name:	J. Casey McGlynn
	Title:	Member

Address:

     IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first above written.

HANSEN MEDICAL, INC.

By:

Name:

Title:

Address:

INVESTOR:

	By:	/s/ Steven Bailey
	Name:	Steven Bailey
Title:

Address:

     IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first above written.

HANSEN MEDICAL, INC.

By:

Name:

Title:

Address:

INVESTOR:

	By:	/s/ Louis A. Cannon, M.D.
	Name:	Louis A. Cannon, M.D.
Title:

Address:

          IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first above written.

HANSEN MEDICAL, INC.

By:

Name:

Title:

Address:

INVESTOR:

Robert M. Curtis and Patricia M. Marcus, Trustees of the Curtis/Marcus Family Trust Dated April 11, 2002

	By:	/s/ Robert M. Marcus
	By:	/s/ Patricia M. Marcus
	Name:	Robert M. Marcus, Patricia M. Marcus
	Title:	Trustees

Address:

          IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first above written.

HANSEN MEDICAL, INC.

By:
Name:

Title:

Address:

INVESTOR:

Flea Street Translational, LLC

	By:	/s/ Ted Tussing
	Name:	Ted Tussing
	Title:	Member

Address:

          IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first above written.

HANSEN MEDICAL, INC.

By:

Name:

Title:

Address:

INVESTOR:

	By:	/s/ Marc Sakwa, M.D.

	Name:	Marc Sakwa, M.D.

Title:

Address:

          IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first above written.

HANSEN MEDICAL, INC.

By:

Name:

Title:

Address:

INVESTOR:

	By:	/s/ Richard Ginn

	Name:	Richard Ginn

Title:

Address:

          IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first above written.

HANSEN MEDICAL, INC.

By:

Name:

Title:

Address:

INVESTOR:

	By:	/s/ Thomas K. Jones, M.D.

	Name:	Thomas Jones, M.D.

Title:

Address:

          IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first above written.

HANSEN MEDICAL, INC.

By:

Name:

Title:

Address:

INVESTOR:

	By:	/s/ Liisa Ann Larson

	Name:	Liisa Ann Larson

Title:

Address:

          IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first above written.

HANSEN MEDICAL, INC.

By:

Name:

Title:

Address:

INVESTOR:

	By:	/s/ Renee Masi

	Name:	Renee Masi

Title:

Address:

          IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first above written.

HANSEN MEDICAL, INC.

By:

Name:

Title:

Address:

INVESTOR:

	By:	/s/ Matthew Pease

	Name:	Matthew Pease

Title:

Address:

          IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first above written.

HANSEN MEDICAL, INC.

By:

Name:

Title:

Address:

INVESTOR:

Saratoga Ventures IV, L.P.

	By:	/s/ Foster D. Hendrix

	Name:	Foster D. Hendrix

	Title:	General Partner

Address:

          IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first above written.

HANSEN MEDICAL, INC.

By:

Name:

Title:

Address:

INVESTOR:

Saratoga Ventures V, L.P.

	By:	/s/ Foster D. Hendrix

	Name:	Foster D. Hendrix

	Title:	General Partner

Address:

          IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first above written.

HANSEN MEDICAL, INC.

By:

Name:

Title:

Address:

INVESTOR:

St. Jude Medical, Inc.

	By:	/s/ John C. Heinmiller

	Name:	John C. Heinmiller

	Title:	Executive Vice President and CFO

Address:

          IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first above written.

HANSEN MEDICAL, INC.

By:

Name:

Title:

Address:

INVESTOR:

	By:	/s/ Brandon Walsh

	Name:	Brandon Walsh

Title:

Address:

          IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first above written.

HANSEN MEDICAL, INC.

By:

Name:

Title:

Address:

INVESTOR:

	By:	/s/ Scott Heneveld

	Name:	Scott Heneveld

Title:

Address:

          IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first above written.

HANSEN MEDICAL, INC.

By:

Name:

Title:

Address:

INVESTOR:

	By:	/s/ Thuzar Han

	Name:	Thuzar Han

Title:

Address:

     SCHEDULE A
1. Bio-Star Private Equity Fund FP, LLC
2. Bio-Star Private Equity Fund, LLC
3. George Caffell
4. Robert Chin, Ph.D.
5. Jeff Christian
6. Robert M. Curtis and Patricia M. Marcus, Trustees of the Curtis/Marcus Family Trust Dated April 11, 2002
7. Geoff Dillon
8. Fitz Partners, LP
9. Flea Street Translational, LLC
10. David C. Forster, P.E.
11. Richard Ginn
12. Chris Gross
13. HBM-MedFocus, LLC
14. Scott Heneveld
15. JAIC-Henson MedFocus Fund II, LLC
16. Liisa Ann Larson
17. James J. Leftwich
18. Yen Liao
19. John Lonergan
20. Daniel Murray
21. Matthew Pease
22. Alex T. Roth
23. Ted Tussing
24. Jeffrey Valko
25. JAIC-Henson MedFocus Accelerator Fund, LLC
26. Saratoga Ventures IV, LP
27. Saratoga Ventures V, L.P.
28. St. Jude Medical, Inc.
29. WS Investment Company, LLC (2004A)
30. WS Investment Company, LLC (2004D)
31. Steven Bailey
32. Brian Beckey
33. Louis Cannon
34. William F. Fearon, M.D.
35. Peter J. Fitzgerald, M.D.
36. Thuzar Han
37. Thomas Jones
38. Renee Masi
39. William O’Neill
40. Mark Reisman
41. Marc Sakwa, M.D.
42. Brandon Walsh
43. Kenton Zehr
44. Ji Zhang
45. France Dixon Helfer
46. Kem Schankareli
47. Thomas Afzal
48. Greg Stone